FIRST AMENDMENT TO NET LEASE AGREEMENT

THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 12th day of February, 2002, by and between Champps Entertainment, Inc. ("Lessee"), whose address is 5619 DTC Parkway, Suite 1000, Englewood, Colorado, and AEI Net Lease Income & Growth Fund XX Limited Partnership, AEI Real Estate Fund XVII Limited Partnership, and AEI Net Lease Income & Growth Fund XIX Limited Partnership ("AEI" or "Lessor"), whose address is Suite 1300, World Trade Center, Saint Paul, Minnesota 55102.

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Utica, Michigan, and legally
described   in  Exhibit  "A",  which  is  attached   hereto   and
incorporated herein by reference; and


     WHEREAS,   Lessee   has   constructed   the   building   and
improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated April 27, 2001 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:


1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.TERM

     (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, plus the period commencing on the initial effective date of the Lease ("Occupancy Date"), with the contemplated initial term hereof ending on February 28, 2022.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through February 28, 2003.


2.   Article 4(A) of the Lease shall henceforth read as follows:


          ARTICLE 4.  RENT PAYMENTS

          (A) Annual Rent Payable for the first, second, and third Lease Years: Lessee shall pay to Lessor an annual Base Rent of $376,250.00, which amount shall be payable in advance on the first day of each month in equal monthly installments of $8,779.17to Lessor Fund XVII, $13,795.83 to Lessor Fund XX, and $8,779.17 to Lessor Fund XIX. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied.

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                    LESSEE: CHAMPPS ENTERTAINMENT, INC.


                              By: /s/ Frederick J Dreibholz
                              Its:  CFO



STATE OF COLORADO)
                         )SS.
COUNTY OF ARAPAHOE)

     The foregoing instrument was acknowledged before me this 6th
day  of  February, 2002, by     Frederick J Dreibholz, as CFO  of
Champps Entertainment, Inc. on behalf of said corporation.


                           /s/ Denise M Jones
                               Notary public

                    [notary seal]




           Remainder of Page Intentionally Left Blank




            AEI NET LEASE INCOME & GROWTH FUND XIX LIMITED PARTNERSHIP

            By:  AEI Fund Management XIX, Inc.

            By: /s/ Robert P Johnson
                    Robert P. Johnson, President


STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 12th day of February, 2002, by Robert P Johnson, the President of AEI Fund Management XIX, Inc., a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XIX Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                  Notary Public

[notary seal]


               AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP, a
               Minnesota limited partnership

               By: AEI FUND MANAGEMENT XVII, INC., a Minnesota
                   corporation

               By:/s/ Robert P Johnson
                      Robert P. Johnson, President


STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 12th day of February, 2002, by Robert P. Johnson, the President of AEI Fund Management XVII, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XVII Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                  Notary Public
[notary seal]


               AEI NET LEASE INCOME & GROWTH FUND XX LIMITED
               PARTNERSHIP, a Minnesota limited partnership

               By: AEI FUND MANAGEMENT XX, INC., a Minnesota
                   corporation


                              By:/s/ Robert P Johnson
                                     Robert P. Johnson, President
STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 12th day of February, 2002, by Robert P. Johnson, the President of AEI Fund Management XX, Inc., a Minnesota corporation, corporate general partner of AEI Net Lease Income & Growth Fund XX Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                  Notary Public

[notary seal]








                        Exhibit A Legal Description

        Land situated in the City of Utica, County of Macomb, State of Michicgan:

        Part of the the southwest 1/4 of Section 35, Town 3 North, Range 12 East, City of Utica, Maqcomb County, Michigan, described as:
Commencing at the South 1/4 corner of Section 35; thence south 87 derees 34 minutes 54 seconds west, 33.00 feet along the South line of
Section 35; thence North 01 degree 29 minutes 57 seconds West, 285.04 feet to the North right of Way line of M-59; thence South 87 degrees 34 minutes 54 seconds West, 149.44 feet along the North Right of Way line of M-59 to the point of beginning; thence continuing South 87 degrees 34 minutes 54 seconds West, 150.02 feet; thence North 01 degree 28 minutes 58 seconds West, 583.93 feet; thence North 88 degrees 30 minutes 03 seconds East, 150.00 feet, thence south 01 degree 28 minutes 58 seconds East, 581.52 feet to the Point of Beginning.